UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 18, 2024
COMMISSION FILE NUMBER: 000-16509
CITIZENS, INC.
(Exact name of registrant as specified in its charter)

Colorado	84-0755371
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
11815 Alterra Pkwy, Suite 1500, Austin, TX 78758
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number: (512) 837-7100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class A Common Stock	CIA	New York Stock Exchange
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):
Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On June 18, 2024, the Company held its 2024 Annual Meeting of Shareholders (the "Annual Meeting"), at which a quorum was present.

As described in detail in the Company's proxy statement dated April 29, 2024 (the "Proxy Statement"), the shareholders were asked to consider and vote upon the following proposals:

1) To elect each of the seven director nominees identified in the accompanying Proxy Statement to serve until the next annual meeting of shareholders or until his or her successor is duly elected and qualified;

2) To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for 2024; and

3) To approve, on a non-binding advisory basis, executive compensation (“Say-On-Pay”).

At the Annual Meeting, the Company’s Class A shareholders voted on the proposals and cast their votes as described below.

Proposal 1 – Election of Directors

The individuals listed below were elected at the Annual Meeting to serve as the Company’s directors until the next annual meeting of shareholders or until their respective successors are duly elected and qualified:

Name	For	Against	Abstain	Broker Non-Votes
Christopher W. Claus	5,021,309	495,913	20,316	3,177,105
Cynthia H. Davis	4,659,553	705,353	172,632	3,177,105
Jerry D. Davis	5,363,273	149,466	24,798	3,177,105
Terry S. Maness	5,017,376	496,794	23,368	3,177,105
J. Keith Morgan	5,018,562	493,736	25,240	3,177,105
Gerald W. Shields	5,015,384	497,538	24,615	3,177,105
Mary Taylor	4,873,627	645,406	18,505	3,177,105

Proposal 2 – Ratification of the Appointment of Grant Thornton LLP as Independent Auditor

Class A shareholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2024.

For:	8,540,815	98%
Against:	153,124	2%
Abstain:	20,703	—%
Broker Non-Votes:	N/A	N/A

Proposal 3 – Advisory Vote to Approve Executive Compensation

The Class A shareholders approved the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K and contained in the 2024 Proxy Statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

For:	4,983,332	90%
Against:	514,843	9%
Abstain:	39,363	1%
Broker Non-Votes:	3,177,105	N/A

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC.

By:	/s/ Sheryl Kinlaw
Chief Legal Officer
Date: June 20, 2024